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                                                                   EXHIBIT 10.3

                                    EXHIBIT B
                          TO THE TERM CREDIT AGREEMENT
                           FORM OF SECURITY AGREEMENT
                               SECURITY AGREEMENT

         This SECURITY AGREEMENT ("Agreement"), dated as of May 6, 2004, is made by VISIJET INC., a Delaware corporation ("Pledgor"), to HIT CREDIT UNION (the "Lender"), with reference to the following:

         A. Pledgor is the beneficial owner of the issued and outstanding shares of capital stock (the "Pledged Shares") of Pledgor (the "Corporation") identified on Schedule I attached hereto.

         B. Pledgor and the Lender have entered into a Term Credit Agreement, dated of even date herewith (said Credit Agreement, as it may hereafter be amended or otherwise modified from time to time, being the "Credit Agreement"). It is a condition precedent to the making of the Term Loan by the Lender under the Credit Agreement that Pledgor shall have made the pledge contemplated by this Agreement.

         C. Capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

         NOW, THEREFORE, in consideration of the premises and in order to induce the Lender to make the Loans under the Credit Agreement, Pledgor hereby agrees with the Lender for its benefit as follows:

         SECTION 1. PLEDGE. Pledgor hereby pledges and grants to the Lender a continuing security interest in the following (the "Pledged Collateral"):

                  (a) the Pledged Shares and the certificates representing the Pledged Shares, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any and all of the Pledged Shares;

                  (b) all additional shares of stock or other Equity Interests of the Corporation from time to time acquired by Pledgor in any manner (which shares shall be deemed to be part of the Pledged Shares), and the certificates representing such additional shares or other Equity Interests, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares or other Equity Interests; and

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                  (c) all proceeds (including proceeds of proceeds) of the
Pledged Shares including, without limitation, all: (a) rights, benefits, distributions, premiums, profits, dividends, interest, cash, instruments, documents of title, accounts, contract rights, inventory, equipment, general intangibles, payment intangibles, deposit accounts, chattel paper, and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for, or as a replacement of or a substitution for, any of the Pledged Shares or proceeds thereof (including any cash, securities or other instruments issued after any recapitalization, readjustment, reclassification, merger or consolidation with respect to the issuer of the Pledged Shares and any security entitlements, as defined in Section 8-102(a)(17) of the Uniform Commercial Code of the State of California (the "Code"), with respect thereto); (b) "proceeds," as such term is defined in Section 9-102(a)(64) of the Code; (c) proceeds of any insurance, indemnity, warranty, or guaranty (including guaranties of delivery) payable from time to time with respect to any of the Pledged Shares or proceeds thereof; (d) payments (in any form whatsoever) made or due and payable to Pledgor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Pledged Shares or proceeds thereof; and (e) other amounts from time to time paid or payable under or in connection with any of the Pledged Shares or proceeds thereof.

         For purposes hereof, "Equity Interests" shall mean, with respect to any Person, all of the shares of capital stock of (or other ownership or profit interests in) such Person, all of the warrants, options or other rights for the purchase or acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, all of the securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or acquisition from such Person of such shares (or such other interests), and all of the other ownership or profit interests in such Person (including, without limitation, partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are authorized or otherwise existing on any date of determination.

         Nothing in this Agreement shall be deemed to constitute an assumption by the Lender of any liability or obligation of Pledgor with respect to any of the Pledged Collateral.

         SECTION 2. SECURITY FOR OBLIGATIONS. This Agreement secures and the Pledged Collateral is collateral security for the prompt payment or performance in full when due, whether at stated maturity, by acceleration or otherwise (including the payment of amounts which would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. ss. 362(a)), of all obligations of the Pledgor now or hereafter arising under the Credit Agreement and the Note, whether for principal or interest (including, without limitation, interest which, but for the filing of a petition in bankruptcy with respect to Pledgor, would accrue on such obligations), or payments of fees, expenses or otherwise, and all obligations now or hereafter arising under this Agreement (all such obligations being the "Secured Obligations"). The word "obligation" is used herein in its most comprehensive sense and includes all present and future indebtedness, liabilities, undertakings, covenants, and conditions, whether voluntary or involuntary, absolute or contingent, liquidated or unliquidated, determined or undetermined, earned or unearned, and due or not due arising in connection with the Credit Agreement and the Note.

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         It is the intention of Pledgor that the continuing grant of security interests provided for herein shall remain as security for the payment and performance of the Secured Obligations, whether now existing or hereinafter incurred by future advances or otherwise, and whether or not contemplated by the parties at the date hereof. No notice of the continuing grant of such security interests, therefore, shall be required to be stated on the face of any document representing any such Secured Obligation nor shall it otherwise be necessary to identify any such Secured Obligation as being secured hereby. Any such Secured Obligation shall be deemed to have been made pursuant to Section 9204 of the Code.

         SECTION 3. DELIVERY OF PLEDGED COLLATERAL. All certificates or instruments representing or evidencing the Pledged Collateral shall be delivered to and held by or on behalf of the Lender pursuant hereto, shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Lender. The Lender shall also have the right to appoint one or more agents for the purpose of retaining physical possession of the Pledged Collateral. In addition, the Lender shall have the right at any time (a) to transfer to, or register in the name of the Lender or any of its nominees all or any of the Pledged Collateral, subject only to Pledgor's rights under Section 7(a)(iii); and (b) to exchange certificates or instruments representing or evidencing Pledged Collateral for certificates or instrument evidencing larger or smaller denominations. If, at any time and from time to time, any Pledged Collateral (including any certificate or instrument representing or evidencing any Pledged Collateral) is in the possession of a Person other than the Lender or Pledgor (a "Holder"), then Pledgor shall immediately, at the Lender's option, either cause such Pledged Collateral to be delivered into the Lender's possession, or cause such Holder to enter into a control agreement, in form and substance satisfactory to the Lender, and take all other steps deemed necessary by the Lender to perfect the security interest of the Lender in such Collateral, all pursuant to Sections 9-106 and 9-313 of the Code or other applicable law governing the perfection of the Lender's security interest in the Pledged Collateral in the possession of such Holder.

         SECTION 4. UNCERTIFICATED SECURITIES. Notwithstanding anything to the contrary in SECTION 1 and SECTION 3 hereof, if any of the Pledged Collateral (whether now owned or hereafter acquired) is evidenced by an uncertificated security, Pledgor shall promptly notify the Lender thereof and shall promptly take all actions required to perfect the security interest of the Lender therein under applicable law. Pledgor further agrees to take such actions as the Lender deems necessary or desirable to effect the foregoing and to permit the Lender to exercise its rights and remedies hereunder, and Pledgor agrees to provide an opinion of counsel satisfactory to the Lender with respect to any such pledge of uncertificated securities promptly upon request of the Lender.

         SECTION 5. REPRESENTATIONS AND WARRANTIES. Pledgor represents and warrants as follows:

                  (a) The Pledged Shares have been duly authorized and validly issued and are fully paid and non-assessable.

                  (b) Pledgor is the beneficial owner of the Pledged Collateral, free and clear of any Lien, except for the Lien created by this Agreement.

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                  (c) Pledgor has full power, authority and legal right to
pledge all of the Pledged Collateral pursuant to this Agreement, and the execution and delivery of this Agreement has been duly authorized by Pledgor.

                  (d) The pledge of the Pledged Shares by Pledgor pursuant to this Agreement creates a valid and perfected first priority security interest in the Pledged Shares in favor of the Lender, securing the payment of the Secured Obligations.

                  (e) No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required either (i) for the pledge by Pledgor of the Pledged Collateral pursuant to this Agreement or for the execution, delivery or performance of this Agreement by Pledgor, or (ii) for the exercise by the Lender of the voting or other rights provided for in this Agreement or the remedies in respect of the Pledged Collateral pursuant to this Agreement (except as may be required in connection with the disposition thereof by laws affecting the offering and sale of securities generally, all of which authorizations, approvals, notices or filings have been, or upon request of the Lender will be, made).

                  (f) Pledgor at all times will be the sole beneficial owner of the Pledged Collateral.

                  (g) All information set forth herein relating to the Pledged Collateral is accurate and complete in all material respects.

                  (h) The Pledged Shares are "restricted securities" as defined in SEC Rule 144(a)(3).

                  (i) The pledge of the Pledged Collateral pursuant to this Agreement does not violate Regulations T, U or X of the Federal Reserve Board.



         SECTION 6. FURTHER ASSURANCES. Pledgor agrees that at any time and from time to time, at the expense of Pledgor, Pledgor will, and will take affirmative steps to cause third parties to, promptly execute and deliver all further instruments, documents and agreements (including, without limitation, control agreements and consent agreements) and take all further action, that may be necessary or desirable, or that the Lender may request, IN order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Lender to exercise and to enforce its rights and remedies hereunder with respect to any Pledged Collateral. In addition, Pledgor will furnish to the Lender, upon the request of the Lender: (i) a certificate executed by an authorized OFFICER of Pledgor, and dated as of the date of delivery to the Lender, itemizing in such detail as the Lender may request, the Pledged Collateral which, as of the date of such certificate, has been delivered to the Lender by Pledgor pursuant to the provisions of this Agreement; and (ii) such statements and schedules further identifying and describing the Pledged Collateral and such other reports in connection with the Pledged Collateral as the Lender may request.

         SECTION 7. VOTING RIGHTS: DIVIDENDS: etc.

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                  (a) So long as no Event of Default or Potential Event of
Default shall have occurred:

                           (i) Pledgor shall be entitled to exercise any and all
voting and other consensual rights pertaining to the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Credit Agreement; provided, however, that Pledgor shall not exercise or refrain from exercising any such right if, in the Lender's judgment, such action would have a material adverse effect on the value of the Pledged Collateral or any part thereof; and PROVIDED FURTHER, that Pledgor shall give the Lender at least five (5) days' written notice of the manner in which it intends to exercise, or the reasons for refraining from exercising, any such right.

                           (ii) Pledgor shall be entitled to receive and retain
any and all dividends in respect of the Pledged Collateral; PROVIDED, HOWEVER, that any and all

                                    (A) dividends paid or payable other than in
cash or cash equivalents in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Collateral,

                                    (B) dividends and other distributions paid
or payable in cash or cash equivalents in respect of any Pledged Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus, and

                                    (C) cash or cash equivalents paid, payable
or otherwise distributed in respect of principal of, or in redemption of, or in exchange for, any Pledged Collateral,

shall be, and shall be forthwith delivered to the Lender to hold as, Pledged Collateral and shall, if received by Pledgor, be received in trust for the benefit of the Lender, be segregated from the other property or funds of Pledgor, and be forthwith delivered to the Lender as Pledged Collateral in the same form as so received (with any necessary endorsements).

                           (iii) The Lender shall execute and deliver (or cause
to be executed and delivered) to Pledgor all such proxies and other instruments as Pledgor may reasonably request for the purpose of enabling Pledgor to exercise the voting and other rights which it is entitled to exercise pursuant to paragraph (i) above and to receive the dividends which it is authorized to receive and retain pursuant to paragraph (ii) above.

                  (b) Upon the occurrence of an Event of Default or Potential Event of Default:

                           (i) The Lender shall have the right to have the
Pledged Collateral transferred into the name of the Lender or any of its nominees.

                           (ii) All rights of Pledgor to exercise the voting and
other consensual rights which Pledgor would otherwise be entitled to exercise pursuant to SECTION 7(a)(ii)shall) and to receive the dividends which Pledgor would otherwise be authorized to receive and retain pursuant to SECTION 7(a)(ii)shall cease, and shall thereafter be vested in the Lender, who shall

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thereupon have the sole right to exercise such voting and other consensual rights on behalf of Pledgor and to receive and hold such dividends as Pledged Collateral.

                           (iii) All amounts which are received by Pledgor
contrary to the provisions of paragraph (ii) of this SECTION 7(b) shall be received in trust for the benefit of the Lender, shall be segregated from other funds of Pledgor and shall be forthwith paid over to the Lender as Pledged Collateral in the same form as received (with any necessary endorsements).

         SECTION 8. TRANSFERS AND OTHER LIENS; ADDITIONAL SHARES.

                  (a) Pledgor agrees that Pledgor will not (i) sell, assign, transfer, exchange, lease, lend or otherwise dispose of (directly or indirectly, voluntarily, involuntarily, by operation of law or otherwise), or grant any option with respect to, any of the Pledged Collateral, or (ii) create or permit to exist any Lien on or with respect to any of the Pledged Collateral, except for the Lien in favor of the Lender. The inclusion of "proceeds" as a component of the Pledged Collateral shall not be deemed a consent by the Lender to any sale, assignment, transfer, exchange, lease, loan, granting of an option with respect to or disposition of all or any part of the Pledged Collateral.

                  (b) Pledgor agrees that Pledgor will (i) not cause, suffer or permit the Corporation to issue any stock or other securities in addition to or in substitution for the Pledged Shares except to Pledgor, and (ii) pledge hereunder, immediately upon Pledgor's acquisition (directly or indirectly) thereof, any and all additional shares of stock or other securities of the Corporation.

         SECTION 9. THE LENDER APPOINTED ATTORNEY-IN-FACT. Pledgor hereby appoints the Lender Pledgor's attorney-in-fact with full authority in the place and stead of Pledgor and in the name of Pledgor or otherwise, from time to time (whether before or after an Event of Default) in the Lender's sole and absolute discretion to take any action and to execute and deliver, and if appropriate, to file and/or record with the appropriate office, any agreements, documents and instruments, including, without limitation, security agreements, financing statements, financing statement amendments, continuation statements or other instruments without the signature of Pledgor (where permitted by law), which the Lender may deem necessary or advisable to accomplish the purposes of this Agreement, and to receive, indorse and collect all instruments made payable to Pledgor representing any dividend or other distribution in respect of the Pledged Collateral or any part thereof, to give full discharge for the same and to take whatever action is necessary or desirable to exercise all rights of an owner with respect to the Collateral including, but not limited to, the right to demand, receive and enforce payment, to give receipts, releases and satisfactions, to sue, either in the name of Pledgor or in the name of the Lender, and to take any other action specified herein; provided, however, that as such attorney-in-fact the Lender shall only be accountable for such funds as are actually received by it or on its behalf. Notwithstanding any legal principle to the contrary, as Pledgor's attorney-in-fact the Lender shall not be deemed to owe any fiduciary duty to Pledgor, which duty Pledgor hereby waives to the fullest extent permitted by law. Pledgor acknowledges that the foregoing grant of power of attorney is coupled with an interest and is irrevocable.

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         SECTION 10. THE LENDER MAY PERFORM. If Pledgor fails to perform any agreement contained herein, the Lender may itself perform or cause the performance of such agreement, and the expenses of the Lender incurred in connection therewith, plus interest at the default rate specified in the Credit Agreement from the date of such advance to the date of reimbursement, shall be payable by the Pledgor under SECTION 14. However, nothing in this Agreement shall obligate the Lender to act.

         SECTION 11. REASONABLE CARE. The Lender shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if the Pledged Collateral is accorded treatment substantially equal to that which the Lender accords its own property, it being understood that the Lender shall not have responsibility for (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Collateral, whether or not the Lender has or is deemed to have knowledge of such matters, or (b) taking any necessary steps to preserve rights against any parties with respect to any Pledged Collateral.

         SECTION 12. REMEDIES UPON DEFAULT. If any Event of Default shall have occurred, subject to the Lender's obtaining any necessary governmental approvals:

                  (a) The Lender may exercise in respect of the Pledged Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of the Lender under the Code in effect in the State of California at that time, and the Lender may also without notice except as specified below sell the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at any of the Lender's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Lender in its sole and absolute discretion may deem commercially reasonable. In the event that any of the Pledged Shares constitute restricted securities, such securities shall be registered by Pledgor, and Lender may sell the same pursuant to the terms hereof; provided, however, that Lender shall have recourse first to any Pledged Shares that constitute unrestricted securities, and shall require registration of restricted securities only to the extent necessary to satisfy in full the Secured Obligations. Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Lender shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. The Lender may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Pledgor hereby waives any claims against the Lender arising by reason of the fact that the price at which any Pledged Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if the Lender accepts the first offer received and does not offer such Pledged Collateral to more than one offeree, and in all events such sale shall be deemed to be commercially reasonable. At any such public or private sale, the Lender may be the purchaser of the Pledged Collateral.

                  (b) Pledgor recognizes that, by reason of certain prohibitions contained in the Securities Act of 1933, as amended (the "Securities Act"), and applicable state securities laws, the Lender may be compelled, with respect to any sale of all or any part of the Pledged

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Collateral, to limit purchasers to those who will agree, among other things, to acquire the Pledged Collateral for their own account, for investment and not with a view to the distribution or resale thereof. Pledgor acknowledges that any such private sales may be at prices and on terms less favorable to the Lender than those obtainable through a public sale without such restrictions (including, without limitation, a public offering made pursuant to a registration statement under the Securities Act), and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that the Lender shall have no obligation to engage in public sales and no obligation to delay the sale of any Pledged Collateral for the period of time necessary to permit the issuer thereof to register it for a form of public sale requiring registration under the Securities Act or under applicable state securities laws, even if Pledgor would agree to do so.

                  (c) If the Lender determines to exercise its right to sell any or all of the Pledged Collateral, upon written request, Pledgor shall and shall cause each issuer of any Pledged Collateral to be sold hereunder from time to time to furnish to the Lender all such information as the Lender may request in order to determine the number of shares and other instruments included in the Pledged Collateral which may be sold by the Lender as exempt transactions under the Securities Act and the rules of the Securities Exchange Commission thereunder, as the same are from time to time in effect.

                  (d) Any cash held by the Lender as Pledged Collateral and all cash proceeds received by the Lender in respect of any sale of, collection from, or other realization upon all or any part of the Pledged Collateral may, in the direction of the Lender, be held by the Lender as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Lender pursuant to SECTION 14) in whole or in part by the Lender against all or any part of the Secured Obligations in such order as the Lender shall elect. After such application and after payment by the Lender of any other amount required by law, including, without limitation, Sections 9600 et seq. of the Code, any surplus of such cash or cash proceeds held by the Lender and then remaining shall be paid over to Pledgor or to whomsoever may be lawfully entitled to receive such surplus. In a like manner, Pledgor shall pay to the Lender, without demand, whatever amount of the Secured Obligations remains unpaid after the Pledged Collateral has been sold and the proceeds applied as aforesaid, together with interest thereon from the date of demand at the highest rate specified in the Note, which interest shall also constitute a part of the Secured Obligations. Without limiting the foregoing, Pledgor hereby waives any obligation the Lender may have under Section 9207(c) of the Code.

                  (e) The Lender shall not be obligated to resort to its rights or remedies with respect to any other security for or guaranty or payment of the Secured Obligations before resorting to its rights and remedies against Pledgor hereunder. All rights and remedies of the Lender shall be cumulative and not in the alternative.

                  (f) Pledgor further agrees to use its best efforts to do or cause to be done all such other acts as may be necessary to make any sale or sales of all or any portion of the Pledged Collateral pursuant to this SECTION 12 valid and binding and in compliance with any and all applicable requirements of law. Pledgor further agrees that a breach of any of its covenants contained in this SECTION 12 will cause irreparable injury to the Lender, that the Lender has no adequate remedy at law in respect of such breach and, as a consequence, that each and every

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covenant contained in this SECTION 12 shall be specifically enforceable against
Pledgor. Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred under the Credit Agreement.

                  (g) In the event the Lender seeks to obtain possession of any of the Collateral by court process, Pledgor hereby irrevocably waives any bonds, surety or security required by any statute, court rule or otherwise as an incident to such process or possession, and waives any demand for possession prior to the commencement of any such proceeding, suit or action.

         SECTION 13. LIABILITY AND INDEMNIFICATION. The Lender shall not be liable to Pledgor for any act (including, without limitation, any act of active negligence) or omission by the Lender unless the Lender's conduct constitutes willful misconduct or gross negligence. Pledgor agrees to indemnify and to hold the Lender harmless from and against all losses, liabilities, claims, damages, costs and expenses (including actual attorneys' fees and disbursements) with respect to (i) any action (including, without limitation, any act of active negligence) taken or any omission by the Lender with respect to this Agreement, provided that the Lender's conduct does not constitute willful misconduct or gross negligence, and (ii) any claims arising out of Pledgor's ownership of the Pledged Collateral or the Lender's security interest therein.

         SECTION 14. EXPENSES. Pledgor will upon demand pay to the Lender the amount of any and all expenses, including the fees and expenses of its counsel and of any experts and agents, which the Lender may incur in connection with (a) the administration of this Agreement, (b) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Pledged Collateral, (c) the exercise or enforcement of any of the rights of the Lender hereunder, and (d) the failure by Pledgor to perform or observe any of the provisions hereof.

         SECTION 15. SECURITY INTEREST ABSOLUTE. All rights of the Lender and security interests hereunder, and all Secured Obligations of Pledgor hereunder, shall be absolute and unconditional irrespective of:

                  (a) any lack of validity or enforceability of the Credit Agreement, the Note[s], any other Loan Document or any other agreement or instrument relating thereto;

                  (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement and the Note or any other agreement or instrument relating thereto;

                  (c) any exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to departure from any guaranty for all or any of the Secured Obligations; or

                  (d) any other circumstance which might otherwise constitute a defense available to, or a discharge of, Pledgor or a third party pledgor.

         SECTION 16. AMENDMENTS, WAIVER. No amendment or waiver of any provision of this Agreement nor consent to any departure by Pledgor herefrom shall in any event be effective

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unless the same shall be in writing and signed by the Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         SECTION 17. NOTICES. All notices, demands and requests of any kind which either party may be required or desires to serve upon the other hereunder shall be in writing and shall be delivered and be effective in accordance with the notice provision of the Credit Agreement.

         SECTION 18. CONTINUING SECURITY INTEREST; ASSIGNMENT OF OBLIGATIONS. This Agreement shall create a continuing security interest in the Pledged Collateral and shall (a) remain in full force and effect until payment in full of the Secured Obligations, (b) be binding upon Pledgor and Pledgor's successors and assigns, (c) inure, together with the rights and remedies of the Lender hereunder, to the benefit of the Lender and its successors, transferees and assigns, (iv) constitute, along with the Note and the Credit Agreement, the entire agreement between Pledgor and the Lender, and (v) be severable in the event that one or more of the provisions herein is determined to be illegal or unenforceable. Without limiting the generality of the foregoing clause (c), the Lender may assign or otherwise transfer any Secured Obligation to any other person or entity, and such other person or entity shall thereupon become vested with all the benefits in respect thereof granted to the Lender herein or otherwise.

         SECTION 19. RETURN OF COLLATERAL. Subject to any duty imposed by law or otherwise to the holder of any subordinate lien on the Pledged Collateral known to the Lender, and subject to the direction of a court of competent jurisdiction, upon the extinguishment of any commitment of the Lender to make further advances under the Credit Agreement and the payment in full of the Secured Obligations, Pledgor shall be entitled to return of the Collateral in the possession of the Lender; PROVIDED, HOWEVER that the Lender shall not be obligated to return to Pledgor or deliver to the holder of any subordinate lien any such Collateral until it is satisfied that all amounts with respect to the Secured Obligations are no longer subject to being recaptured under applicable bankruptcy or insolvency laws or otherwise. The return of Collateral, however effected, shall be without recourse to the Lender and the Lender shall be entitled to receive appropriate documentation to such effect. The return of Collateral shall be effected without representation or warranty and shall not entitle Pledgor to any right to any endorsement.

         SECTION 20. GOVERNING LAW; TERMS. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California. Unless otherwise defined herein or in the Credit Agreement, terms defined in the Code are used herein as therein defined.

         SECTION 21. TRIAL BY JURY. PLEDGOR HEREBY WAIVES, AND COVENANTS THAT IT WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE), ANY RIGHT TO TRIAL BY JURY IN ANY FORUM IN RESPECT OF ANY ISSUE, CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS AGREEMENT, THE SUBJECT MATTER HEREOF, ANY DOCUMENT RELATING HERETO OR ANY SECURED OBLIGATION, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING OR WHETHER IN CONTRACT OR IN TORT OR OTHERWISE.

         IN WITNESS WHEREOF, Pledgor has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the (late first above written.

                                  PLEDGOR:

                                  VISIJET INC., a Delaware corporation

                                  BY: /s/ Laurence M. Schreiber
                                     ---------------------------------
                                  Title: COO, Corporate Secretary and Treasurer
                                      ------------------------------


                                  THE LENDER

                                  HIT CREDIT UNION

                                  BY:
                                     ---------------------------------
                                  Title:
                                        ------------------------------

                                   SCHEDULE I
                                (Pledged Shares)

750,000 Shares of the Common Stock of VISIJET INC., a Delaware corporation, represented by certificate No. 0785